UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 22, 2020
Date of Report
(Date of earliest event reported)
____________________
Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400		76262
Westlake,	Texas
(Address of principal executive offices)		(Zip Code)
(940) 293-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CORE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On January 22, 2020, the Board of Directors (the “Board”) of Core-Mark Holding Company, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Ms. Diane Randolph to the Board as an independent director. Ms. Randolph, 65, has served as the Chief Information Officer of Ulta Beauty, Inc. (NASDAQ: ULTA) in Bolingbrook, Illinois since 2014. Prior to joining Ulta Beauty, Inc., Ms. Randolph served as the Chief Information Officer of Reitmans (Canada) Limited from 2008 to 2014 and as its Director of Merchandise Business Process from 2005 to 2007. Prior to 2004, Ms. Randolph served in a variety of leadership positions at STS Systems, Ltd (now Aptos, Inc.). Ms. Randolph was nominated to serve on the Board principally based on her extensive technology expertise, specifically centered around digital capabilities and other emerging technologies.
Ms. Randolph will receive the Company’s standard non-employee director compensation package, which includes an annual retainer of $80,000 and a grant of restricted stock units under the Company’s 2019 Long-Term Incentive Plan (having a value on the date of grant of approximately $100,000). The RSU award fully vests on January 1, 2021.
A copy of the press release announcing the appointment of Ms. Randolph is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated January 23, 2020

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date:	January 23, 2020	By:	/s/ CHRISTOPHER M. MILLER
		Name:	Christopher M. Miller
		Title:	Senior Vice President, Chief Financial Officer